                                                                 Exhibit 10.38.3

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This Assignment, Assumption and Recognition Agreement (this "Agreement"), effective as of January 20, 2006, among DEUTSCHE BANK NATIONAL TRUST COMPANY ("Deutsche"), SOVEREIGN BANK (the "Bank"), HANOVER CAPITAL MORTGAGE HOLDINGS, INC. ("Holdings") and HANOVER CAPITAL PARTNERS 2, LTD. (the "Successor", and together with Deutsche, Holdings and the Bank collectively, the "Parties" and individually, a "Party").

                                    RECITALS

          A. Deutsche, the Bank, Holdings and Hanover Capital Partners, Ltd. ("Partners") executed and are parties to a Custodial Agreement dated as of June 27, 2005 (the "Custodial Agreement"), a true and correct copy of which Custodial Agreement is attached hereto as Exhibit A.

          B. By letter agreement dated as of December 22, 2005 by and among the Bank, Partners and Holdings (the "Consent Agreement"), the Bank conditionally consented to a merger of Partners and Hanover Capital Partners 2, Inc. ("Partners 2") into HanoverTrade, Inc. ("Trade") and to a change of Trade's name to "Hanover Capital Partners 2, Ltd.", the name of the Successor (the "Plan"). A true and correct copy of the Consent Agreement is attached hereto as Exhibit B.

          C. Holdings and the Successor have advised the Bank that the Plan has been effected and the Parties desire to document one of the conditions subsequent to the Bank's consent to the Plan, being identified in Section 3(d) of the Consent Agreement as an agreement evidencing the assignment to and assumption by the Successor of Partners' rights and duties under the Custodial Agreement.

          For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the premises and mutual covenants herein contained, the Parties, ending to be legally bound, hereby agree as follows:

                                  INCORPORATION

          1. The foregoing defined terms and Recitals are incorporated in this Agreement by reference.

                            ASSIGNMENT AND ASSUMPTION

          2. Holdings and the Successor hereby represent, warrant and covenant to Deutsche and the Bank that, by operation of the merger in connection with the Plan, Partners has, as of January 1, 2006, granted, transferred, assigned and delegated to the Successor all of the right, title, interest and obligations of Partners, as one of the entities comprising the Seller, in, to and under the Custodial Agreement and that Successor has, as of January 1, 2006 assumed from Partners all of the right, title, interest and obligations of Partners, as one of the entities comprising the Seller, in, to and under the Custodial Agreement.

                         REPRESENTATIONS AND WARRANTIES

          3. Each of Holdings and the Successor represent and warrant to Deutsche and the Bank as of the date hereof that:

               (a) an Agreement and Plan of Merger has been duly authorized and entered into by and among Partners, Partners 2 and Trade (the "Merger Agreement");

               (b) the Merger Agreement is in full force and effect;

               (c) the provisions of the Merger Agreement have not been waived, amended or modified in any respect;

               (d) the copy of the Certificate of Merger attached hereto as Exhibit C, is a true, correct and complete copy of the Certificate of Merger filed December 29, 2005, with the Secretary of State of the State of Delaware (the "Delaware Certificate");

               (e) the copy of the Certificate of Merger attached hereto as Exhibit D is a true, correct and complete copy of the Certificate of Merger filed December 29, 2005 with the Secretary of State of the State of New York (the "New York Certificates" and together with the Delaware Certificate collectively, the "Certificates");

               (f) All steps required to change Trade's name to "Hanover Capital Partners 2, Ltd." have been taken and such name change is complete and final;

               (g) the Successor is a business corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to assume Partner's rights and obligations under the Custodial Agreement;

               (h) the Successor's organizational identification number assigned by the State of Delaware is 3049275;

               (i) Holdings' organizational identification number assigned by the State of Maryland is D04712238;

               (j) each of Holdings and the Successor has full corporate power and authority to execute, deliver and perform under this Agreement and the Custodial Agreement, and to consummate the transactions set forth herein and therein. The consummation of the transactions contemplated by this Agreement and the Custodial Agreement is in the ordinary course of each of Holdings' business and the Successor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of each of Holdings' and the Successor's respective charter or by-laws, or any legal restriction, or any material agreement or instrument to which either of Holdings or the Successor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which either of Holdings and the Successor or its respective property is subject. The execution, delivery and performance by each of Holdings and the Successor of this Agreement and the Custodial Agreement, and the consummation by each of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of each of Holdings and the Successor. This

Agreement has been duly executed and delivered by each of Holdings and the Successor and it and the Custodial Agreement constitute the valid and legally binding obligations of each of Holdings and Successor enforceable against each of Holdings and the Successor in accordance with their respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

               (k) no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by either of Holdings and the Successor in connection with the execution, delivery or performance by Holdings or the Successor of this Agreement or the Custodial Agreement, or the consummation by either of them of the transactions contemplated hereby or thereby-;

               (l) the Successor is a wholly owned subsidiary of Holdings; and

               (m)the terms of the Certificates are true, correct and complete.

                                   RECOGNITION

          4. From and after the date hereof, Deutsche, the Bank and Holdings shall recognize the Successor as successor to all Partners' right, title and interest to and under the Custodial Agreement and shall look solely to the Successor for performance from and after the date hereof of the Partners' obligations with respect to the Custodial Agreement.

          5. When this Agreement is executed by the Parties and delivered to the Bank and Deutsche, the Bank and Deutsche shall recognize the satisfaction of
Section 3(d) of the Consent Agreement.

                                  MISCELLANEOUS

          6. Notice Addresses

               (a) The Successor's address for purposes of all notices and correspondence related to the Custodial Agreement and this Agreement is:

                    Hanover Capital Partners 2, Ltd.
                    200 Metroplex Drive, Suite 100
                    Edison, NJ 08817
                    Attention: Joyce A. Mizerak, President

               (b) The Bank's address for purposes for all notices and correspondence related to the Custodial Agreement and this Agreement is:

                    Sovereign Bank
                    Sovereign Bank Capital Markets
                    3 Friends Lane
                    Newtown, PA 18940
                    Attention: Dean G. DiGiovanni, Vice President

               (c) Holdings' address for purposes of all notices and correspondence related to the Custodial Agreement and this Agreement is:

                    Hanover Capital Mortgage Holdings, Inc.
                    200 Metroplex Drive, Suite 100
                    Edison, NJ 08817
                    Attention: John A. Burchett, President

               (d) Deutsche's address for purposes of all notices and correspondence related to the Custodial Agreement and this Agreement is:

                    Deutsche Bank National Trust Company
                    1761 East St. Andrew Place
                    Santa Ana, CA 92705-4934
                    Attention: Mortgage Custody SV051C

          7. This Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

          8. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          9. For the purpose for facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

          10. The Parties ratify the Custodial Agreement as amended by this Agreement.

          11. Capitalized terms used but not defined in this Agreement but that are defined in he Custodial Agreement shall have the meanings ascribed to them in the Custodial Agreement.

                         [signatures on following page]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                        DEUTSCHE BANK NATIONAL TRUST
                                        COMPANY, as Custodian


                                        By: /s/ Christopher Corcoran
                                            ------------------------------------
                                        Name: Christopher Corcoran
                                        Title: Vice President


                                        SOVEREIGN BANK


                                        By: /s/ Dean G. DiGiovanni
                                            ------------------------------------
                                        Name: Dean G. DiGiovanni
                                        Title: Vice President


                                        HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


                                        By: /s/ Irma N. Tavares
                                            ------------------------------------
                                        Name: Irma N. Tavares
                                        Title: Chief Operating Officer


                                        HANOVER CAPITAL PARTNERS 2, LTD.


                                        By: /s/ Joyce S. Mizerak
                                            ------------------------------------
                                        Name: Joyce S. Mizerak
                                        Title: President

                                   EXHIBIT A

                                   EXHIBIT B

                                   EXHIBIT C

                                   EXHIBIT D